UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 7, 2007
(Date of earliest event reported)

THINK PARTNERSHIP INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

28050 US 19 North

Suite 509

Clearwater, Florida 33761
(Address of Principal Executive Offices)

(727) 324-0046
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On May 7, 2007, Think Partnership Inc. issued a press release disclosing its preliminary first quarter 2007 results. The press release filed as Exhibit 99.1 to this Current Report on Form 8-K contains additional details about the Company’s preliminary results for the first quarter ending March 31, 2007.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1	Press release of Think Partnership Inc. issued May 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THINK PARTNERSHIP INC.

Dated: May 7, 2007	By: /s/ Vaughn W. Duff
Name: Vaughn W. Duff
Title: General Counsel